UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2018

COASTAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	001-38589	56-2392007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 Evergreen Way, Everett, Washington 98203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 257-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement

On September 26, 2018, Coastal Community Bank (the “Bank”), the wholly owned subsidiary of Coastal Financial Corporation entered into a Program Agreement with Aspiration Financial, LLC (“Aspiration”) that replaces the Program Agreement dated as of May 17, 2018. Aspiration is an online investment platform that offers socially-conscious and sustainable banking and investing. As part of the Bank’s services to Aspiration, the Bank will receive and hold, on behalf of Aspiration’s customers, cash balances in an FDIC-insured interest bearing account, serve as the issuing bank for debit cards issued to Aspiration’s customers and provide certain other banking services to Aspiration, all of which will be marketed by Aspiration under the “Aspiration” brand as part of Aspiration’s cash management account program. In the future, Aspiration and Coastal intend to arrange for substantially all of the Aspiration customer cash balances to be distributed to accounts at other depository institutions through a sweep network. The new Program Agreement has an initial term of three years from the date on which Aspiration begins enrolling customers, and is subject to two automatic renewals for successive 12-month terms. Pursuant to the new Program Agreement, the Bank will receive a fee based on the total deposits in the Aspiration cash management account program (and the Bank must pay interest to Aspiration on the deposits it holds), which fee will be offset by a marketing fee paid to Aspiration by Coastal, and Aspiration will reimburse the Bank for certain expenses.

Item 9.01	Financial Statements and Exhibits

Exhibits

Number	Description

10.1	Program Agreement dated as of September 26, 2018, by and between Coastal Community Bank and Aspiration Financial, LLC*

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The non-public information has been filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION (Registrant)

Date: October 1, 2018	By:	/s/ Joel Edwards
Joel Edwards Executive Vice President and Chief Financial Officer